UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

St. Joseph Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-53573	26-3616144
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1901 Frederick Avenue, St. Joseph, Missouri	64501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (816) 233-5148

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 25, 2011, St. Joseph Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants.  A breakdown of the votes cast is set forth below.

1.	The election of directors:

	For	Withheld	Broker non-votes

Kirby O. Brooner	205,235	2,000	17,740

John R. Wray	205,235	2,000	17,740

2.	The ratification of the appointment of BKD, LLP as the Company’s independent registered public accountants for the year ending December 31, 2011.

For	Against	Abstain	Broker non-votes

214,975	0	10,000	0

Item 9.01.                      Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions. Not Applicable.

(d)	Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ST. JOSEPH BANCORP, INC.
Date: May 31, 2011	By:	/s/ Ralph E. Schank
Ralph E. Schank
President and Chief Executive Officer